                        VAN KAMPEN MUNICIPAL TRUST FUND
                         ITEM 77(O) 10F-3 TRANSACTIONS
                       NOVEMBER 1, 2008 -- APRIL 30, 2009

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
 New York City   01/14/09       -     $  95.64  $  650,000,000  $1,900,000    0.29%       1.88%    Citigroup,      Citigroup
 Transitional                                                                                      Banc of
    Finance                                                                                        America
   Authority                                                                                       Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan,
                                                                                                   Merrill
                                                                                                   Lynch & Co.,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Jackson
                                                                                                   Securities
                                                                                                   Inc., Stifel
                                                                                                   Nicolaus,
                                                                                                   Barclays
                                                                                                   Capital, Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., DEPFA
                                                                                                   First

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
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Prager, Sealy
                                                                                                   & Co., LLC,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Southwest
                                                                                                   Securities

  Salt River     01/15/09       -     $ 102.27  $  744,180,000  $2,050,000    0.27%       2.92%    Goldman, Sachs  Goldman Sachs
    Project                                                                                        & Co., Morgan
    Arizona                                                                                        Stanley & Co.,
  Agriculture                                                                                      Incorporated,
  5.000% due                                                                                       J.P. Morgan,
   1/1/2022                                                                                        Citigroup

      The        01/16/09       -     $ 101.56  $  200,000,000  $2,500,000    1.25%       6.25%    Stone &         Stone & Youngberg
 Metropolitan                                                                                      Youngberg,
Water District                                                                                     Banc of
  of Southern                                                                                      America
  California                                                                                       Securities,
                                                                                                   LLC, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   J.P. Morgan,
                                                                                                   Siebert,
                                                                                                   Brandford,
                                                                                                   Shank & Co.,
                                                                                                   LLC, De La
                                                                                                   Rosa & Co.,
                                                                                                   Loop Capital

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
                                                                                                   Markets LLC,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc.

  Los Angeles    02/05/09       -     $ 103.76  $  950,000,000  $1,200,000    0.13%       1.29%    Barclays        Barclays Capital
  California                                                                                       Capital, De
Unified School                                                                                     La Rosa & Co.,
   District                                                                                        Stone &
                                                                                                   Youngberg,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Backstrom
                                                                                                   McCarley Berry
                                                                                                   & Co., LLC

 Massachusetts   02/05/09       -     $ 108.91  $  285,200,000  $1,200,000    0.42%       0.98%    J.P. Morgan,    J.P. Morgan
     Water                                                                                         Barclays
   Resources                                                                                       Capital,
   Authority                                                                                       Merrill Lynch
                                                                                                   & Co., DEPFA
                                                                                                   First Albany
                                                                                                   Securities,
                                                                                                   LLC, Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc.

 Commonwealth    02/13/09       -     $ 105.54  $  385,455,000  $1,610,000    0.42%       5.60%    Citigroup,      Citigroup
  of Kentucky                                                                                      Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.
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
                                                                                                   Hilliard, W.L.
                                                                                                   Lyons, LLC,
                                                                                                   First Kentucky
                                                                                                   Securities
                                                                                                   Corp., NatCity
                                                                                                   Investments,
                                                                                                   Inc., Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire &
                                                                                                   Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan & Co.,
                                                                                                   Inc., Edward
                                                                                                   D. Jones &
                                                                                                   Co., L.P.,
                                                                                                   Merrill Lynch
                                                                                                   & Co.

 Commonwealth     02/13/09      -     $ 104.81  $  385,455,000  $1,815,000    0.47%       5.60%    Citigroup,      Citigroup
  of Kentucky                                                                                      Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   J.J.B.
                                                                                                   Hilliard,
                                                                                                   W.L. Lyons,
                                                                                                   LLC, First
                                                                                                   Kentucky
                                                                                                   Securities
                                                                                                   Corp.,
                                                                                                   NatCity
                                                                                                   Investments,
                                                                                                   Inc.,
                                                                                                   Wachovia
                                                                                                   Securities,
                                                                                                   N.A., Ross,
                                                                                                   Sinclaire

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
                                                                                                   & Associates,
                                                                                                   LLC, Morgan
                                                                                                   Keegan &
                                                                                                   Co., Inc.,
                                                                                                   Edward D.
                                                                                                   Jones &
                                                                                                   Co., L.P.,
                                                                                                   Merrill
                                                                                                   Lynch & Co.

   Board of      02/13/09       -     $ 103.87  $  385,455,000  $2,500,000    0.76%       2.73%    J.P. Morgan,    J.P. Morgan
  Regents of                                                                                       Morgan Keegan
the Texas A&M                                                                                      & Company,
  University                                                                                       Inc. Estrada
    System                                                                                         Hinojosa &
                                                                                                   Company, Inc.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   SBK_Brooks
                                                                                                   Investment
                                                                                                   Corp.,
                                                                                                   Merrill Lynch,
                                                                                                   Piper Jaffray
                                                                                                   & Co., RBC
                                                                                                   Capital
                                                                                                   Markets, Banc
                                                                                                   of America
                                                                                                   Securities
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Samuel A.
                                                                                                   Ramirez & Co.,
                                                                                                   Siebert

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
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC

   State of      03/20/09       -     $  98.15  $1,529,065,000  $1,010,000    0.07%       0.94%    Barclays        Barclays Capital
  Wisconsin                                                                                        Capital,
  5.375% due                                                                                       Citigroup,
   5/1/2025                                                                                        DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, Robert
                                                                                                   W. Baird &
                                                                                                   Co., Edward
                                                                                                   Jones, Loop
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC, Piper
                                                                                                   Jaffray & Co.,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Goldman, Sachs
                                                                                                   & Co., Merrill
                                                                                                   Lynch & Co.,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Cabrera
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   LLC, J.P.
                                                                                                   Morgan, Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets,
                                                                                                   Wachovia

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
                                                                                                   Bank, National
                                                                                                   Association

   State of      03/25/09       -     $  97.56  $6,543,020,000  $1,750,000    0.03%       0.20%    Merrill Lynch   Merrill Lynch
  California                                                                                       & Co.,
   GO Bonds                                                                                        Citigroup, De
  5.750% due                                                                                       La Rosa & Co.,
   4/1/2031                                                                                        Alamo Capital,
                                                                                                   Comerica
                                                                                                   Securities,
                                                                                                   Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan, Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   Pershing LLC,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Rice
                                                                                                   Financial
                                                                                                   Products Co.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Wedbush Morgan
                                                                                                   Securities,
                                                                                                   Backstrom
                                                                                                   McCarley Berry
                                                                                                   & Co., LLC,
                                                                                                   Blaylock
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
                                                                                                   Robert Van,
                                                                                                   LLC, DEPFA
                                                                                                   First Albany
                                                                                                   Securities,
                                                                                                   LLC, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Nollenberger
                                                                                                   Capital
                                                                                                   Partners
                                                                                                   Inc., Piper
                                                                                                   Jaffray & Co.,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Stone &
                                                                                                   Youngberg,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, City
                                                                                                   National
                                                                                                   Securities,
                                                                                                   Inc., Edward
                                                                                                   D. Jones &
                                                                                                   Co., LP, Great
                                                                                                   Pacific
                                                                                                   Securities,
                                                                                                   Jesup & Lamont
                                                                                                   Securities
                                                                                                   Corporation,

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
                                                                                                   Morgan Keegan
                                                                                                   and Company,
                                                                                                   Inc., The
                                                                                                   Northern Trust
                                                                                                   Company,
                                                                                                   Prager Sealy &
                                                                                                   Co., LLC, RBC
                                                                                                   Capital
                                                                                                   Markets, SL
                                                                                                   Hare Capital,
                                                                                                   Wachovia Bank,
                                                                                                   NA, Wells
                                                                                                   Fargo
                                                                                                   Institutional
                                                                                                   Securities,
                                                                                                   LLC

 Metropolitan    04/24/09       -     $ 101.86  $1,250,000,000  $1,500,000    0.12%       0.60%    M.R. Beal &     J.P. Morgan
Transportation                                                                                     company,
   Authority                                                                                       Citigroup,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc.,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia Bank,
                                                                                                   National

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
                                                                                                   Association,
                                                                                                   J.P. Morgan,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Jefferies &
                                                                                                   Co., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets

  Metropolitan   04/24/09       -     $ 102.63  $1,250,000,000  $1,000,000    0.08%       0.60%    M.R. Beal &     J.P. Morgan
Transportation                                                                                     company,
   Authority                                                                                       Citigroup,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc.,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association,
                                                                                                   J.P. Morgan,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Jefferies &
                                                                                                   Co., Morgan
                                                                                                   Stanley & Co.


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
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets